UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

211 N. Broadway, Suite 2080 St.Louis MO 63102

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147

 (Name and address of agent for service)

Registrant's telephone number, including area code: (314) 725-6161

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sparrow Growth Fund

Class A

(SGFFX)

Class C

(SGFCX)

No-Load Class

(SGNFX)

Annual Report

August 31, 2014

Fund Advisor:

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, Missouri 63102

Toll Free: (888) 727-3301

2

Sparrow Growth Fund

MANAGERS COMMENTARY

AUGUST 31, 2014 (UNAUDITED)

Dear Shareholders,

Recently the Federal Reserve announced it would be tapering bond buying as the economy grew out of the great recession. This change of policy has slowed investments into equity and small cap stocks in particular. We expect this change of policy to be temporary as the economy grows over the next decade.

During this period, the Fund held on average approximately 90 stocks and remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tends to focus on profitable companies with what we believe have sustainable competitive advantages and are expected to generate either consistent earnings or accelerated growth over time. We also look for companies that we believe have strong balance sheets that have management teams that put their interests in line with shareholders, and have the ability to generate free cash flow. We strive to invest in these types of companies when the value is right with an adequate margin of safety, and barring a major change in the company’s fundamentals or a situation where the stock becomes over-valued, we tend to hold these stocks for a longer period of time.

For the fiscal year ended August 31, 2014, the Fund returned +15.96%.  Over the same period, the S&P 500 Index returned +25.25%.  While the Fund provided positive returns during the year, it underperformed the Index, in part, due to security selection.  The Fund allocated a portion of its assets to smaller cap securities which did not perform as well, overall, as the Index securities. Among some of the stocks that contributed positively to performance over the past year:

Facebook Inc. (FB) is engaged in building products to create utility for users, developers, and advertisers. People use Facebook to stay connected with their friends and family, to discover what is going on in the world around them, and to share and express what matters to them to the people they care about. Developers can use the Facebook Platform to build applications and Websites that integrate with Facebook to reach its global network of users and to build personalized and social products.

One of the Fund’s investments that contributed negatively to performance but was a good idea at the time of investment and we sold:

Ocwen Financial Corporation (OCN) is a financial services holding company. The Company is engaged in the servicing and origination of mortgage loans. The Company's Shared Appreciation Modification (SAM) incorporates principal reductions and lower payments for borrowers while providing a net present value positive loss mitigation outcome for investors, including the ability to recoup losses if property values increase over time. It operates in three segments: Servicing, Lending, and Corporate Items and Other.

As always, we appreciate your business and remain focused on taking care of our shareholders. We here at Sparrow invest our money in the fund which does not guarantee positive results but does keep our focus and attention on your investments.

Gerald R. Sparrow

President

Sparrow Growth Fund – Class A

PERFORMANCE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

Comparison of a $10,000 Investment in the

Sparrow Growth Fund, Class A and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on August 31, 2004 and held through August 31, 2014. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed Rafferty Capital Markets, LLC.

Sparrow Growth Fund – Class A

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2014)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, Class A	15.96%	15.15%	5.72%	$17,446
Sparrow Growth Fund, Class A*	9.31%	13.80%	5.10%	$16,443
S&P 500 Index **	25.25%	16.88%	8.38%	$22,354

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2013 prospectus were: Net Annual Fund Operating Expenses 2.41%†

† Net Annual Fund Operating Expenses include 0.00% of Acquired Fund Fees and Expenses.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Sparrow Growth Fund – Class C

PERFORMANCE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

Comparison of a $10,000 Investment in the

Sparrow Growth Fund, Class C and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on January 5, 2012 (inception date of the Fund, Class C shares) and held through August 31, 2014. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Sparrow Growth Fund – Class C

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2014)

	One Year	Five Year	Since Inception (1/5/2012)	Dollar Value
Sparrow Growth Fund, Class C	15.49%	N/A	16.66%	$15,064
S&P 500 Index **	25.25%	N/A	21.03%	$16,611

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2013 prospectus were: Net Annual Fund Operating Expenses 2.92%†

† Net Annual Fund Operating Expenses include 0.00% of Acquired Fund Fees and Expenses.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Sparrow Growth Fund

No Load Class (Formerly Class C)

PERFORMANCE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

Comparison of a $10,000 Investment in the

Sparrow Growth Fund, No Load Class and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, No Load Class (previously Class C) shares and the S&P 500 Index on August 31, 2004 and held through August 31, 2014. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Sparrow Growth Fund

No Load Class (Formerly Class C)

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2014)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, No Load	16.30%	15.40%	5.69%	$17,382
S&P 500 Index **	25.25%	16.88%	8.38%	$22,354

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2013 prospectus were: Net Annual Fund Operating Expenses 2.17%†

† Net Annual Fund Operating Expenses include 0.00% of Acquired Fund Fees and Expenses.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Sparrow Growth Fund

PORTFOLIO ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Per the fee table in the December 31, 2013 prospectus, the Fund’s total annual operating expense ratio was 2.41%, 2.92%, and 2.17% for Class A, Class C, and No-Load Class shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on the purchases, and a maximum contingent deferred sales charge of 1.00% on redemptions made within 18 months of their purchases (only on purchases of $1 million or more).

Sectors are categorized using Morningstar® classifications.

Sparrow Growth Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2014

Shares		Fair Value

COMMON STOCKS - 98.82%

Aircraft Part & Auxiliary Equipment - 0.95%
1,830	Astronics Corp. *	$ 114,814

Apparel & Other Finished Products of Fabrics & Similar Material - 2.18%
2,010	Columbia Sportswear Co.	153,082
1,615	Under Armour, Inc. Class A *	110,401
		263,483
Ball & Roller Bearings - 1.00%
4,160	NN, Inc.	121,389

Beverages - 1.32%
1,830	Constellation Brands, Inc. Class A *	159,375

Biological Products - 3.26%
590	Biogen Idec, Inc. *	202,394
1,785	Gilead Sciences, Inc. *	191,995
		394,389
Cable & Other Pay Television Services - 2.01%
540	Charter Communications, Inc. Class A *	84,710
1,765	Walt Disney Co.	158,638
		243,348
Cement, Hydraulic - 1.53%
1,820	Eagle Materials, Inc.	185,476

Communication Services - 0.95%
2,475	RigNet, Inc. *	115,508

Crude Petroleum & Natural Gas - 9.20%
820	Bonanza Creek Energy, Inc. *	50,356
2,850	Canadian Natural Resources, Ltd. (Canada)	124,117
840	Cimarex Energy Co.	121,934
1,050	Clayton Williams Energy, Inc. *	124,362
1,400	Diamondback Energy, Inc. *	120,890
3,370	Sanchez Energy Corp. *	111,850
1,500	SM Energy Co.	133,560
8,715	Synergy Resources Corp. *	117,304
4,070	Ultra Petroleum Corp. *	107,977
1,100	Whiting Petroleum Corp. *	101,926
		1,114,276

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares		Fair Value

Drilling Oil & Gas Wells - 0.97%
3,395	Patterson-UTI Energy, Inc.	$ 117,263

Electronic Computers - 0.90%
4,460	Super Micro Computer, Inc. *	109,225

Finance Services - 0.50%
675	American Express Co.	60,446

Footwear (No Rubber) - 1.93%
4,000	Sketchers USA, Inc. *	233,480

Glass Products, Made of Purchased Glass - 1.20%
3,970	Apogee Enterprises, Inc.	144,945

Hotels & Motels - 0.63%
3,100	MGM Resorts International *	75,857

Industrial Instruments for Measurement, Display, and Control - 2.28%
3,170	Cognex Corp.	133,077
4,205	MKS Instruments, Inc.	142,718
		275,795
Industrial Organic Chemicals - 2.39%
6,400	Pacific Ethanol, Inc. *	147,904
1,320	REX American Resources Corp. *	141,016
		288,920
Laboratory Analytical Instruments - 1.57%
685	Illumina, Inc. *	122,862
250	Mettler-Toledo International, Inc. *	67,620
		190,482
Laboratory Apparatus & Furniture - 0.26%
1,700	Newport Corp. *	32,079

Lawn & Garden Tractors & Home Lawn & Garden Equipment - 1.04%
2,040	Toro Co.	125,521

Life Insurance - 0.59%
1,305	Torchmark Corp.	71,188

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares		Fair Value

Malt Beverages - 3.19%
1,915	Anheuser-Busch InBev S.A. ADR	$ 214,059
780	Boston Beer Co., Inc. Class A *	172,364
		386,423
Men's & Boy's Furnishings, Work Clothing, & Allied Garments - 0.51%
970	VF Corp.	62,196

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 1.13%
1,900	U.S. Silica Holdings, Inc.	136,439

Miscellaneous Chemical Products - 0.48%
850	WD-40 Co.	58,395

Miscellaneous Transportation Equipment - 1.28%
1,070	Polaris Industries, Inc.	155,557

Motor Vehicle Parts & Accessories - 1.02%
2,535	Gentherm, Inc. *	123,835

Newspapers: Publishing or Publishing & Printing - 2.04%
4,120	Gannett Co., Inc.	139,091
5,720	The E. W. Scripps Co. Class A *	108,451
		247,542
Paper Mills - 1.32%
5,200	KapStone Paper & Packaging Corp. *	159,848

Paperboard Containers & Boxes - 1.01%
1,800	Packaging Corporation of America	122,382

Pharmaceutical Preparations - 14.69%
3,985	Akorn, Inc. *	155,495
965	Alexion Pharmaceuticals, Inc. *	163,365
3,920	Ani Pharmaceuticals, Inc. *	114,974
1,405	Cambrex Corp. *	30,798
2,080	Celgene Corp. *	197,642
1,500	Cubist Pharmaceuticals, Inc. *	103,545
3,210	INSYS Therapeutics, Inc. *	113,377
790	Jazz Pharmaceuticals Plc. (Ireland) *	128,707
3,400	Lannett Company, Inc. *	133,892
1,250	Ligand Pharmaceuticals, Inc. Class B *	65,050

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares		Fair Value

Pharmaceutical Preparations - (Continued)
1,580	Mallinckrodt Plc. (Ireland) *	$ 128,754
540	Regeneron Pharmaceuticals, Inc. *	189,246
840	Salix Pharmaceuticals Ltd. *	133,652
745	Taro Pharmaceutical Industries Ltd. (Israel) *	120,064
		1,778,561
Primary Production of Aluminum - 1.18%
5,725	Century Aluminum Co. *	143,010

Railroad Equipment - 1.53%
1,050	Trinity Industries, Inc.	50,799
1,430	The Greenbrier Companies, Inc.	102,274
390	Westinghouse Air Brake Technologies Corp.	32,510
		185,583
Refrigeration & Service Industry Machine - 0.80%
1,125	Middleby Corp. *	97,009

Retail - Apparel & Accessory Stores - 1.25%
1,480	Hanesbrands, Inc.	151,966

Retail - Catalog & Mail-Order Houses - 0.82%
505	Vipshop Holdings Ltd. ADR *	99,298

Rolling Drawing & Extruding of Nonferrous Metals - 0.98%
7,120	Alcoa, Inc.	118,263

Rubber & Plastic Footwear - 0.59%
910	Nike, Inc.	71,480

Semiconductors & Related Devices - 6.49%
1,480	Avago Technologies Ltd. (Singapore) *	121,493
3,425	Canadian Solar, Inc. (Canada) *	121,382
3,415	Micron Technology, Inc. *	111,329
950	NPX Semiconductors N.V. (Netherlands) *	65,094
4,355	Silicon Motion Technology Corp. ADR	117,411
2,025	Skyworks Solutions, Inc.	114,737
6,500	TriQuint Semiconductor, Inc. *	134,322
		785,768

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares		Fair Value

Services - Business Services, NEC - 2.92%
1,640	Envestnet, Inc. *	$ 75,456
800	MasterCard, Inc.	60,648
125	Priceline Group, Inc. *	155,539
1,285	WebMD Health Corp. *	62,130
		353,773
Services - Commercial Physical & Biological Research - 0.90%
5,520	Albany Molecular Research, Inc. *	109,296

Services - Computer Processing & Data Preparation - 1.86%
1,000	Bitauto Holdings Ltd. ADR *	87,830
1,620	YY, Inc. ADR *	137,522
		225,352
Services - Computer Programming, Data Processing, Etc. - 2.09%
2,560	Facebook, Inc. Class A *	191,539
105	Google, Inc. Class A *	61,148
		252,687
Services - Equipment Rental & Leasing - 0.94%
2,400	AerCap Holdings N.V. (Netherlands) *	113,880

Services - General Medical & Surgical Hospitals - 1.19%
2,070	HCA Holdings, Inc. *	144,527

Services - Prepackaged Software - 1.06%
6,600	ACI Worldwide, Inc. *	128,502

Services - Specialty Outpatient Facilities - 0.92%
2,170	Acadia Healthcare Company, Inc. *	111,126

Services - Video Tape Rental - 0.99%
250	Netflix, Inc. *	119,410

Ship & Boat Building & Repairing - 0.59%
580	General Dynamics Corp.	71,485

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.54%
570	Ecolab, Inc.	65,447

State Commercial Banks - 1.04%
1,060	Signature Bank Corp. *	125,568

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares		Fair Value

Telephone Communications (No Radio Telephone) - 1.39%
3,750	Level 3 Communications, Inc. *	$ 168,600

Television Broadcasting Stations - 2.38%
4,025	Nexstar Broadcasting Group, Inc. Class A	183,701
3,600	Sinclair Broadcast Group, Inc. Class A	104,584
		288,285
Trucking (No Local) - 2.07%
3,700	ArcBest Corp.	132,830
3,220	P.A.M. Transportation Services, Inc. *	118,238
		251,068
Wholesale - Metals Service Centers & Offices - 0.97%
1,680	Reliance Steel & Aluminum Co.	117,466

TOTAL FOR COMMON STOCKS (Cost $10,383,337) ** - 98.82%		11,967,286

TOTAL INVESTMENTS (Cost $10,383,337) - 98.82%		11,967,286

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.18%		143,248

NET ASSETS - 100.00%		$ 12,110,534

* Non-income producing securities during the period.

** Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,383,337 and differs from market value by net appreciation (depreciation) of securities as follows:

Unrealized appreciation $ 1,699,695

Unrealized depreciation (115,746)

Net unrealized appreciation $ 1,583,949

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2014

Assets:
Investments in Securities, at Fair Value (Cost $10,383,337)	$ 11,967,286
Receivables:
Dividends and Interest	4,720
Securities Sold	345,515
Shareholder Subscriptions	39
Prepaid Expenses	8,238
Total Assets	12,325,798
Liabilities:
Payables:
Shareholder Redemptions	400
Securities Purchased	148,343
Due to Advisor	9,961
Due to Custodian	20,934
Distribution Fees	7,287
Trustee Fees	51
Other Accrued Expenses	28,288
Total Liabilities	215,264
Net Assets	$ 12,110,534

Net Assets Consist of:
Paid In Capital	$ 10,338,059
Accumulated Realized Gain on Investments	188,526
Unrealized Appreciation in Value of Investments	1,583,949
Net Assets	$ 12,110,534

Class A:

Net Assets	$ 9,967,396
Shares outstanding (unlimited number of shares authorized with no par value)	521,841
Net Asset Value	$ 19.10
Offering Price Per Share ($19.10/ 94.25%) (Note 2)	$ 20.27
Short-term Redemption Price Per Share ($19.10 x 0.99) *	$ 18.91

Class C:

Net Assets	$ 429,452
Shares outstanding (unlimited number of shares authorized with no par value)	23,216
Net Asset Value, Redemption Price and Offering Price Per Share	$ 18.50

No Load Class:

Net Assets	$ 1,713,686
Shares outstanding (unlimited number of shares authorized with no par value)	93,151
Net Asset Value, Redemption Price and Offering Price Per Share	$ 18.40

* The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. See Note 2 for further analysis.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2014

Investment Income:
Dividends (Net of foreign taxes withheld $927)	$ 74,661
Interest	6
Total Investment Income	74,667

Expenses:
Advisory Fees (Note 4)	125,345
Distribution and/or Service (12b-1) Fees (Class A - $53,164;	60,751
Class C - $3,778; No Load Class - $3,809)
Chief Compliance Officer Fees	199
Transfer Agent Fees	9,300
Legal Fees	13,972
Accounting Fees	23,986
Audit Fees	15,763
Insurance Fees	852
Custody Fees	14,283
Miscellaneous Fees	10,949
Registration Fees	15,994
Trustee Fees	2,441
Printing and Mailing Fees	3,388
Total Expenses	297,223

Net Investment Loss	(222,556)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,777,119
Net Change in Unrealized Appreciation on Investments	178,810
Net Realized and Unrealized Gain on Investments	1,955,929

Net Increase in Net Assets Resulting from Operations	$ 1,733,373

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2014	8/31/2013
Increase in Net Assets From Operations:
Net Investment Loss	$ (222,556)	$ (66,573)
Net Realized Gain on Investments	1,777,119	2,078,861
Net Change in Unrealized Appreciation on Investments	178,810	(145,914)
Net Increase in Net Assets Resulting from Operations	1,733,373	1,866,374

Distributions to Shareholders from:
Realized Gains
Class A	(612,844)	-
Class C	(20,836)	-
No Load Class	(81,547)	-
Net Change in Net Assets from Distributions	(715,227)	-

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	3,061,861	2,262,964
Class C	84,855	54,000
No Load Class	374,450	300,649
Reinvestment of Shares
Class A	598,171	-
Class C	20,836	-
No Load Class	81,547	-
Cost of Shares Redeemed
Class A	(4,196,571)	(6,128,058)
Class C	(13,250)	(4,993)
No Load Class	(25,648)	(60,191)
Net Decrease from Shareholder Activity	(13,749)	(3,575,629)

Net Assets:
Net Increase (Decrease) in Net Assets	1,004,397	(1,709,255)
Beginning of Period	11,106,137	12,815,392
End of Period (Including Accumulated Undistributed Net
Investment Loss of $0 and $(76,440), respectively)	$ 12,110,534	$ 11,106,137

Share Transactions:
Shares Sold
Class A	161,835	135,338
Class C	4,744	3,272
No Load Class	20,542	19,417
Reinvestment of Shares
Class A	31,733	-
Class C	1,138	-
No Load Class	4,498	-
Shares Redeemed
Class A	(224,815)	(399,986)
Class C	(771)	(323)
No Load Class	(1,436)	(4,071)
Net Decrease in Shares	(2,532)	(246,353)

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund - Class A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	8/31/2014	8/31/2013	8/31/2012	8/31/2011	8/31/2010

Net Asset Value, at Beginning of Year	$ 17.42	$ 14.49	$ 13.03	$ 10.27	$ 10.03

Income From Investment Operations:
Net Investment Income (Loss) (a)	(0.33)	(0.09)	(0.21)	(0.18)	0.03
Net Gain on Securities (Realized and Unrealized)	3.10	3.02	1.67	2.98	0.23
Total from Investment Operations	2.77	2.93	1.46	2.80	0.26

Distributions:
Net Investment Income	-	-	-	(0.03)	(0.02)
Realized Gains	(1.09)	-	-	-	-
Return of Capital	-	-	-	(0.01)	-
Total from Distributions	(1.09)	-	-	(0.04)	(0.02)

Net Asset Value, at End of Year	$ 19.10	$ 17.42	$ 14.49	$ 13.03	$ 10.27

Total Return (b)	15.96%	20.22%	11.20%	27.25%	2.63%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,967	$ 9,632	$ 11,846	$ 6,470	$ 4,923
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.38%	2.41%	2.61%	2.68%	2.72%
Ratio of Net Investment Loss to Average Net Assets	(1.79)%	(0.61)%	(1.52)%	(1.79)%	(0.69)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.38%	2.41%	2.61%	2.28%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.79)%	(0.61)%	(1.52)%	(1.40)%	0.29%
Portfolio Turnover (c)	254.23%	234.17%	149.36%	168.72%	129.93%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return does not reflect load.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund - Class C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended		For the Period Ended	(e)
	8/31/2014	8/31/2013	8/31/2012

Net Asset Value, at Beginning of Period	$ 16.97	$ 14.19	$ 13.01

Income From Investment Operations:
Net Investment Loss (a)	(0.41)	(0.19)	(0.18)
Net Gain on Securities (Realized and Unrealized)	3.03	2.97	1.36
Total from Investment Operations	2.62	2.78	1.18

Distributions:
Net Investment Income	-	-	-
Realized Gains	(1.09)	-	-
Total from Distributions	(1.09)	-	-

Net Asset Value, at End of Period	$ 18.50	$ 16.97	$ 14.19

Total Return (b)	15.49%	19.59%	9.07%	(f)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 429	$ 307	$ 215

Ratio of Expenses to Average Net Assets	2.85%	2.92%	3.19%	(d)
Ratio of Net Investment Loss to Average Net Assets	(2.25)%	(1.22)%	(1.97)%	(d)

Portfolio Turnover (c)	254.23%	234.17%	149.36%	(f)

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

(d) Annualized

(e) Class C shares commenced investment operations on January 5, 2012.

(f) Not annualized

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

No Load Class (Formerly Class C)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	8/31/2014	8/31/2013	8/31/2012	8/31/2011	8/31/2010

Net Asset Value, at Beginning of Year	$ 16.77	$ 13.92	$ 12.48	$ 9.87	$ 9.64

Income From Investment Operations:
Net Investment Income (Loss) (a)	(0.28)	(0.07)	(0.17)	(0.13)	0.03
Net Gain on Securities (Realized and Unrealized)	3.00	2.92	1.61	2.84	0.23
Total from Investment Operations	2.72	2.85	1.44	2.71	0.26

Distributions:
Net Investment Income	-	-	-	(0.08)	(0.03)
Realized Gains	(1.09)	-	-	-	-
Return of Capital	-	-	-	(0.02)	-
Total from Distributions	(1.09)	-	-	(0.10)	(0.03)

Net Asset Value, at End of Year	$ 18.40	$ 16.77	$ 13.92	$ 12.48	$ 9.87

Total Return (b)	16.30%	20.47%	11.54%	27.51%	2.71%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,714	$ 1,166	$ 754	$ 645	$ 757
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.16%	2.17%	2.35%	2.55%	2.46%
Ratio of Net Investment Loss to Average Net Assets	(1.56)%	(0.49)%	(1.29)%	(1.56)%	(0.42)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.16%	2.17%	2.35%	2.03%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.56)%	(0.49)%	(1.29)%	(1.05)%	0.54%
Portfolio Turnover (c)	254.23%	234.17%	149.36%	168.72%	129.93%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of the Sparrow Funds (the “Trust”) on July 14, 1998, and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized three classes of shares: Class A shares, Class C shares, and No Load Class shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. Federal income tax capital loss carryforwards generated in prior years will be used to offset a portion of current year’s realized gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended August 31, 2014, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of and during the year ended August 31, 2014, the Fund did not incur any interest or penalties.

Sparrow Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The first-in first-out (FIFO) method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Due to permanent book to tax differences the following adjustments have been made by management. Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Paid In Capital	$ 51
Accumulated Net Investment Income	$ 298,996
Accumulated Realized Gain on Investments	$ (299,047)

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sales Charges - With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more, or on purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. Effective October 1, 2008, the Fund’s Class C shares were reclassified as No Load Class shares and the fee structure was changed. With respect to No Load Class shares, there is no initial sales charge or CDSC. Effective January 5, 2012, the Fund opened a new Class C of shares. There are no CDSC or redemption fees associated with Class C shares.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-

Sparrow Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

wide expenses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

NOTE 3. SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs) - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted

Sparrow Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price in an active market, the security is categorized as Level 1 within the fair value hierarchy. When the security position is not considered to be part of an active market, or when the security is valued at the bid price, the position is generally categorized as Level 2 in the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3 within the fair value hierarchy. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the Fund. These securities are categorized as Level 1 within the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADR’s)	$11,967,286	$ -	$ -	$11,967,286
Total	$11,967,286	$ -	$ -	$11,967,286

The Fund did not hold any Level 2 or Level 3 assets during the year ended August 31, 2014. For more detail on the investments in common stocks please refer to the Schedule of Investments. The Fund did not hold any derivative instruments at any time during the year ended August 31, 2014. There were no transfers into or out of Level 1 or Level 2 during the year ended August 31, 2014. The Fund considers transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund’s investments. The President of the Advisor is also a Trustee of the Trust.

Pursuant to the terms of the management agreement between the Advisor and the Trust with respect to the Fund (the “Agreement”), the Advisor manages the Fund’s investments. The Fund pays the Advisor a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund pays all of its operating expenses. For the year ended August 31, 2014, the Advisor earned fees of $125,345 from the Fund. As of August 31, 2014, the Fund owed $9,961 to the Advisor. The Advisor has not recouped

Sparrow Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

any previously waived fees through August 31, 2014 and $27,562 of previously waived fees have expired.

Rafferty Capital Markets, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Fund has adopted Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Under the Plans, the Fund pays an annual fee of 0.50% of the average daily net assets of the Fund invested in Class A shares and 1.00% of the average daily net assets of the Fund invested in Class C shares to help defray the cost of distributing shares.  The 12b-1 fees are used by the Distributor to compensate qualifying financial institutions (such as banks, brokers-dealers and other industry professionals) who sell shares and provide distribution-related and other services to the Fund's shareholders to the extent these institutions are allowed to do so by applicable statutes, rules or regulations.  The Fund may also pay no more than 0.25% of these amounts directly to the Advisor, to be used by the Advisor to compensate any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc, that perform certain administrative or other servicing functions for the Fund’s shareholders.

Under the Plan for No-Load Class Shares, the Fund pays the Advisor an annual fee of 0.25% of the average daily net assets of the Fund invested in No-Load Class shares to help defray the cost of servicing the No-Load Class shares. The Advisor will use these fees to compensate with a “service fee,” any entities that perform certain administrative or other servicing functions for the Fund’s No-Load Class shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc.

The Plans are compensation plans, which mean that compensation is provided irrespective of actual 12b-1 fees incurred. For the year ended August 31, 2014, Class A incurred 12b-1 expenses of $53,164, Class C incurred 12b-1 expenses of $3,778, and No Load Class incurred 12b-1 expenses of $3,809.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended August 31, 2014, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities $ 31,865,270

Sales

Investment Securities $ 32,952,107

Sparrow Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

NOTE 6. TAX MATTERS

As of August 31, 2014, the aggregate cost of securities for federal income tax purposes was $10,420,943.

As of August 31, 2014, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation $ 1,699,695

Gross (Depreciation) (153,352)

Net Appreciation on Investments * $ 1,546,343

The tax character of distributions paid during the year ended August 31, 2014, and the year ended August 31, 2013, were as follows:

	August 31, 2014	August 31, 2013
Distributions paid from:
Ordinary Income	$ -	$ -
Capital Gains	715,227	-
Total	$ 715,227	$ -

Each class within the Fund paid a long-term capital gain distribution of $1.0866 per share, on December 23, 2013.

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Capital Gains $ 182,185

Accumulated Undistributed Net Investment Income 43,947

Net Unrealized Appreciation * 1,546,343

$ 1,772,475

* Differences between financial reporting basis and tax-basis are primarily attributable to wash sales.

NOTE 7. CAPITAL LOSS CARRYFORWARD

Under the Regulated Investment Company Act of 2010 (the “Act”), funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term characters of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital loss carryforwards must be utilized before pre-enactment losses and therefore pre-enactment losses may be more likely to expire unused. The Fund utilized $559,079 of prior year capital loss carryforward in the current year. The Fund no longer has any capital loss carryforwards as of August 31, 2014.

Sparrow Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

NOTE 8. SUBSEQUENT EVENTS

Subsequent evens after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sparrow Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”), as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

October 30, 2014

Sparrow Growth Fund

EXPENSE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2014 through August 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

Sparrow Growth Fund

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

Class A	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2014	August 31, 2014	March 1, 2014 to August 31, 2014

Actual	$1,000.00	$992.72	$12.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.75	$12.53

*Expenses are equal to the Fund’s annualized expense ratio of 2.27% for Class A, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2014	August 31, 2014	March 1, 2014 to August 31, 2014

Actual	$1,000.00	$990.36	$14.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.23	$15.05

*Expenses are equal to the Fund’s annualized expense ratio of 2.97% for the Class C, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

No Load Class	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2014	August 31, 2014	March 1, 2014 to August 31, 2014

Actual	$1,000.00	$994.06	$11.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.01	$11.27

*Expenses are equal to the Fund’s annualized expense ratio of 2.22% for the No Load Class, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

Sparrow Growth Fund

ADDITIONAL INFORMATION

AUGUST 31, 2014 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ending June 30, are available without charge upon request by (1) calling the Fund at (888) 727-3301 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-727-3301.

Advisory Agreement Renewal - The Trustees considered of the renewal of the Investment Advisory Agreement at an in person meeting held July 24, 2014 between the Trust and Sparrow Capital Management, Inc. with respect to the Fund. The factors considered by the Trustees included: (i) the Advisor's business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Advisor to the Fund, (iii) the investment performance of the Advisor, (iv) the costs of the services to be provided and the profits to be realized by the Advisor, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor's investment strategies and execution of those strategies. The Trustees reviewed elements from the Advisor's ADV Parts I and II, which describes the operations and policies of the Advisor. The Trustees also reviewed a report from the Advisor, in which the Advisor addressed a series of questions prepared by the Trust's legal counsel, the responses to which, as well as exhibits provided as part of the responses, provided information relevant to their deliberations (the "Report"). The Report included information regarding, among other things, the personnel of the Advisor and the Advisor's compliance activities. The Advisor certified to the Board that it had complied with the Trust's Code of Ethics. Next, the Trustees noted there has been no litigation involving the Fund and no changes in portfolio management personnel of the Advisor. The Board discussed the compliance activities of the Trust's CCO noting that Mr. Sparrow serves in this capacity. Based on the information in the Report and their discussions with Mr. Sparrow, the Trustees concluded the Advisor had provided high quality services to the Fund, and that the nature and extent of the services provided by the Advisor were reasonable and consistent with the Board's expectations.

As to the Fund's performance, the Board reviewed information in the Report regarding the Fund's returns for various periods from 2004 to 2014. The Trustees noted that the Fund, as measured by No-Load Class performance, had underperformed its broad-based securities

Sparrow Growth Fund

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

market benchmark, the S&P 500 Index (the "Index") in a majority of the past 10 calendar years, but performance for calendar 2013 was significantly above the Index. They further noted that performance was below the Morningstar Mid-Cap Growth group over the 3-month, 1-year, 3-year and 5-year periods ended July 15, 2014. The Trustees also noted that Class A and Class C returns are approximately 0.25% and 0.75% lower because of higher 12b-1 fees. Next, the Trustee noted that while during the 3-month, 1-year, 3-year and 5-year periods ended July 15, 2014, the Fund had underperformed Morningstar Mid-Cap Growth group, it did produce positive performance that was within the range of performance produced by funds in the group. The Trustees then generally discussed the nature and consistency of the performance of the Fund compared to its peer group and benchmark. Next, the Advisor explained that its style of investing sometimes falls from favor and that it has increased research spending and has increased diversification, which it believes will improve future performance. The Trustees determined that while the Fund had not performed as well as it might have relative to the Index and the Morningstar group, performance was acceptable in light of the steps the Advisor has taken to improve performance. Following additional discussion, it was the consensus of the Trustees that the Fund's performance under the Advisor was satisfactory.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in a Morningstar peer group of funds with less than $50 million in assets employing a mid-cap growth equity investment strategy. The Trustees noted that the Fund's management fee of 1.00%, while above the 0.90% average, was within a range of reasonable management fees in the peer group (0.72% to 1.50%). Additionally, the Trustees noted that the management fee charged to the Fund is below that charged to separately managed clients of the Advisor based upon the fee schedule in the Advisor's ADV Part 2. The Trustees further noted, that while the Fund's expense ratios (2.41%, 2.92% and 2.17% for Class A, Class C and No-Load class shares, respectively) were above the peer group average of 1.68% (measured after taking into account the effect of any peer group expense caps), they were nonetheless within the range of reasonable total expenses (0.89% to 4.66%) for the peer group. Following discussion, it was the consensus of the Board that the Fund's expense ratio and management fee were reasonable considering the size of the Fund.

As to the profitability of the Advisor, the Board reviewed financial information and tax-related information provided by the Advisor. The Trustees noted that the Advisor was not profitable based upon the Fund's management fees and Advisor expenses. Thus, it was the consensus of the Board that the Advisor was not excessively profitable. The Trustees also noted that, based on financial information provided by the Advisor, it has sufficient resources to continue meeting its obligations to the Fund. As to economies of scale, it was the consensus of the Trustees that economies of scale could be realized as the Fund's assets grow to over $25 million but were not achievable at this time.

As a result of their deliberations, the Board determined that the overall arrangement provided under the terms of the Investment Advisory Agreement was a reasonable business arrangement and that the renewal of the Investment Advisory Agreement was in the best interests of the Trust and the Fund's shareholders.

Sparrow Growth Fund

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

Trustees & Officers of the Trust

The following table provides information regarding each Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gerald R. Sparrow** Age: 54	Trustee, President, Secretary, Treasurer, Chief Compliance Officer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc.; Former President of Buford Dickson Harper Sparrow, an advisory company from 1995 to March 2004; General partner of Sparrow Fund L.P., an advisory company.	1	None

* Address of each officer is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

** Mr. Sparrow is an “interested” person because he is the President of the Advisor.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Richard N. Priest Age: 82	Independent Trustee	Indefinite Term; since 2003.	Vice President (Retired) of the New York Stock Exchange.	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff Age: 57	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

* Address of each Trustee is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

TRUSTEES

Gerald R. Sparrow

Richard N. Priest

Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Chief Compliance Officer, Secretary and Treasurer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, MO 63102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

US Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Additional information about the Trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Richard Priest is an audit committee financial expert. Mr. Priest is independent for purposes of this Item 3. He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2014 $ 12,795

FY 2013 $ 12,700

(b)	Audit-Related Fees

Registrant

FY 2014 $ 0

FY 2013 $ 0

Nature of the fees: N/A

(c)	Tax Fees

Registrant

FY 2014 $ 2,500

FY 2013 $ 2,500

Nature of the fees: Review of the 1120-RICS and Excise Returns.

(d)	All Other Fees

Registrant

FY 2014 $ 0

FY 2013 $ 0

Nature of the fees: N/A

(e) (1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014 $ 2,500

FY 2013 $ 2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable – applies to closed-end funds only.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable – applies to closed-end funds only.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

Item 12. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sparrow Funds

By /s/ Gerald Sparrow

*Gerald Sparrow

President

Date November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gerald Sparrow

*Gerald Sparrow

President and Treasurer

Date November 6, 2014

* Print the name and title of each signing officer under his or her signature.